CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($)	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Statement of Financial Position [Abstract]
Trading Securities, Cost	$ 3,268,618	$ 1,977,477	$ 923,009
Common Stock, Shares Authorized	250,000,000	250,000,000	250,000,000
Common Stock, Par Value Per Share	$ 0.001	$ 0.001	$ 0.001
Common Stock, Shares, Issued	46,687,517	46,817,017	45,844,117
Common Stock, Shares, Outstanding	46,687,517	46,817,017	45,844,117